                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-05767

                    SCUDDER STRATEGIC MUNICIPAL INCOME TRUST
                    ----------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        11/30

Date of reporting period:       05/31/2005

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Strategic Municipal Income Trust

Semiannual Report to Shareholders

May 31, 2005

Contents

Click Here Performance Summary

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Dividend Reinvestment Plan

Click Here Shareholder Meeting Results

Click Here Additional Information

Click Here Privacy Statement

Investments in funds involve risk. Certain investors' income may be subject to the federal Alternative Minimum Tax (AMT), and state and local taxes may also apply. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value. The fund invests in individual bonds whose yields and market values fluctuate, so that your investment may be worth more or less than its original cost.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary May 31, 2005

Performance is historical, assumes reinvestment of all dividends and capital gains distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the Fund's most recent performance.

Average Annual Total Returns as of 5/31/05
Scudder Strategic Municipal Income Trust	6-Month*	1-Year	3-Year	5-Year	10-Year
Based on Net Asset Value(a)	5.55%	12.94%	9.13%	10.24%	7.43%
Based on Market Price	10.81%	22.72%	12.48%	12.95%	8.26%
Lehman Brothers Municipal Bond Index+	3.51%	7.96%	6.00%	7.30%	6.22%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

Net Asset Value and Market Price
	As of 5/31/05	As of 11/30/04
Net Asset Value	$ 12.48	$ 12.26
Market Price	$ 13.23	$ 12.38
Distribution Information
Six Months: Income Dividends (common shareholders) as of 5/31/05	$ .45
May Income Dividend (common shareholders)	$ .075
Current Annualized Distribution Rate (Based on Net Asset Value) as of 5/31/05++	7.21%
Current Annualized Distribution Rate (Based on Market Price) as of 5/31/05++	6.80%
Tax Equivalent Distribution Rate (Based on Net Asset Value) as of 5/31/05++	11.09%
Tax Equivalent Distribution Rate (Based on Market Price) as of 5/31/05++	10.46%

a Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

+ The unmanaged, unleveraged Lehman Brothers Municipal Bond Index is a market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

++ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on May 31, 2005. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Tax equivalent distribution rate is based on the Fund's distribution rate and a marginal income tax rate of 35%. Distribution rates are historical and will fluctuate.

Portfolio Management Review

Philip G. Condon and Rebecca L. Wilson serve as portfolio co-managers of Scudder Strategic Municipal Income Trust. In the following interview, Scudder's municipal bond team discusses the trust's performance for the period and the market environment for municipal bonds.

Q:  Will you describe the general market environment during the semiannual period ended May 31, 2005?

A:  Municipal bonds and the broad bond market delivered strong results over the period. The municipal bond market, as measured by the Lehman Brothers Municipal Bond Index, delivered a total return of 3.51% for the six months ended May 31, 2005.1 The broad bond market, as measured by the Lehman Brothers Aggregate Bond Index, delivered a total return of 2.90% for the same period.2

1 The Lehman Brothers Municipal Bond Index is a broad-based, unleveraged total-return index comprising more than 46,000 investment-grade, fixed-rate municipal bonds with maturities of at least two years.

2 The Lehman Brothers Aggregate Bond Index is an unmanaged, unleveraged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more.

Index returns assume reinvestment of dividends and, unlike fund returns, do no reflect and fees or expenses. It is not possible to invest directly into an index.

The relationship between supply of and demand for municipal issues can be an important factor in the performance of this market. High demand or low supply can drive municipal bond prices higher, while low demand or high supply can have the reverse effect. The supply of new municipal bond issues was generally high during the semiannual period. As we entered 2005, municipal issuance was widely expected to fall off somewhat from the prior year's pace. However, supply remained strong as declining long-term interest rates spurred refunding of existing issues. These same low yields led to soft demand for municipal bonds among retail investors throughout the period. Nevertheless, overall demand was supported by strong interest from institutional investors, such as insurance companies and hedge funds.

During the semiannual period, the Federal Reserve Board increased the federal funds rate — the interbank overnight lending rate and a benchmark for market interest rates — from 2.00% to 3.00% in four increments of 0.25%. This caused yields on shorter-term bonds, which are more sensitive to Fed moves, to rise, causing the fund's borrowing costs to rise as well. At the same time, long-term interest rates actually declined, as high oil prices and moderating growth kept expectations for inflation in check. This meant that long-term bond prices generally rose over the period.

The overall result of rising short-term yields and stable-to-declining long-term yields was that both the taxable and tax-free yield curves experienced significant flattening over the period.3 On the municipal bond curve, yields on two-year issues increased by 57 basis points while bonds with 30-year maturities experienced a yield decrease of 50 basis points, resulting in a total flattening of 107 basis points. (100 basis points equals one percentage point. See the yield curve graph on page 6 for a depiction of municipal bond yield changes between the beginning and end of the period.)

3 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true) the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

Q:  How did Scudder Strategic Municipal Income Trust perform for the six-month period ended May 31, 2005?

A:  Scudder Strategic Municipal Income Trust delivered strong absolute and relative results. The fund's total return based on net asset value was 5.55%. The fund posted a total return based on market value of 10.81%. Its average peer in the Lipper High Yield Municipal Debt Funds

AAA Municipal bond yield curve (as of 11/30/04 and 5/31/05)

Maturity

Source: Municipal Market Data

This chart is not intended to represent the yield of any Scudder fund.

category for closed-end funds delivered 6.37% in the period based on net asset value.4 The fund's benchmark, the unmanaged, unleveraged Lehman Brothers Municipal Bond Index, returned 3.51%. (Past performance is no guarantee of future results. Please see page 3 for more complete performance information.)

4 The Lipper High Yield Municipal Debt Funds category includes closed-end funds that invest at least 50% of assets in lower-rated municipal debt issues. It is not possible to invest directly into a Lipper category.

Q:  How was the fund positioned, and how did this positioning contribute to its performance for the semiannual period?

A:  High-yield municipal bonds performed well over the annual period. Interest rates remained low by historical standards, and investors continued to seek out higher-yielding, lower-quality investments. This increase in demand led high-yield securities to outperform higher-quality bonds in the period. In addition, the US economy continued to show signs of improvement throughout the period, strengthening the outlook for entities that issue high-yield bonds. As a result, the yield spread provided by high-yield bonds to compensate investors for assuming the incremental risk of these issues narrowed during the period, with a positive impact on prices.5 In addition, the fund's average maturity and duration declined during the period. This does not reflect any decision on our part to change the level of the fund's exposure to interest rate risk. Instead, it is largely the result of lower market interest rates. When interest rates fall, this tends to increase the rate at which existing, higher-yielding municipal bonds are called by their issuers, effectively shortening their maturities. Lastly, we believe the increase of the fund's public offering price to a sharply higher premium level reflects the market's search for attractive, consistent yield in a low interest rate environment.

The strong showing by high-yield bonds helped the fund's absolute performance for the period. We believe that while high-yield spreads have narrowed, municipal bond valuations relative to US government and agency debt are attractive all along the yield curve. We will continue to take a prudent approach to investing in municipal securities across the quality spectrum, while seeking to maintain an attractive dividend and minimize taxable capital gains distributions.

5 The yield spread is the difference between the yield of a municipal bond security and the yield of an AAA-rated municipal credit. A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in high-yield bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields. A drop in the yield spread is a positive.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary May 31, 2005

Asset Allocation	5/31/05	11/30/04

Revenue Bonds	72%	71%
ETM/Prerefunded Bonds	17%	16%
General Obligation Bonds	8%	10%
Lease Obligations	3%	3%
	100%	100%
Quality	5/31/05	11/30/04

AAA	34%	34%
AA	2%	2%
A	12%	11%
BBB	20%	20%
BB	2%	2%
B	2%	2%
Not Rated	28%	29%
	100%	100%
Interest Rate Sensitivity	5/31/05	11/30/04

Average Maturity	6.0 years	8.2 years
Duration	5.0 years	5.7 years
Top Five State Allocations (% of Total Investment Portfolio)	5/31/05	11/30/04
1. Texas	14%	14%
2. New York	9%	8%
3. Illinois	7%	8%
4. California	6%	7%
5. Massachusetts	5%	5%

Asset allocation, quality, interest rate sensitivity and top five state allocations are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 9. A quarterly Fact Sheet is available upon request. Please see the Additional Information section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of May 31, 2005 (Unaudited)

	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 149.0%
Alabama 2.0%
Alabama, Sales & Special Tax Revenue, Public School and College Authority, Series C, 5.625%, 7/1/2013	1,000,000	1,105,480
Huntsville, AL, Hospital & Healthcare Revenue, Health Care Authority, Series A, 5.75%, 6/1/2031	1,500,000	1,603,500
		2,708,980
Arizona 1.5%
Arizona, Project Revenue, Health Facilities Authority, The New Foundation Project, 8.25%, 3/1/2019	1,975,000	2,001,603
California 9.2%
California, Special Assessment Revenue, Golden State Tobacco Securitization Corp.:
Series B, 5.625%, 6/1/2038	1,890,000	2,061,348
Series 2003-A-1, 6.75%, 6/1/2039	4,500,000	4,916,385
California, State Public Works Board, Lease Revenue, Department of Corrections, Series C, 5.5%, 6/1/2019	1,920,000	2,138,246
Sacramento County, CA, Sales & Special Tax Revenue, Bradshaw Road Project, 7.2%, 9/2/2015	1,190,000	1,210,373
Sacramento, CA, Project Revenue, City Financing Authority, Convention Center Hotel, Series A, 6.25%, 1/1/2030	2,000,000	2,119,400
		12,445,752
Colorado 6.5%
Arapahoe County, CO, Highway Revenue, Capital Improvement Trust Fund, Series E-470, Prerefunded, Zero Coupon, 8/31/2010	5,000,000	3,547,950
Colorado, Hospital & Healthcare Revenue, Portercare Adventist Health Project, 6.5%, 11/15/2031	1,000,000	1,114,650
Colorado, Transportation/Tolls Revenue, Northwest Parkway Public Highway Authority, Series D, 7.125%, 6/15/2041	1,150,000	1,246,864
Denver, CO, Sales & Special Tax Revenue, Urban Renewal Authority, AMT, 7.75%, 9/1/2016	1,710,000	1,807,778
Mesa County, CO, Valley School District No. 051 Grand Junction, Series A, 5.0%, 12/1/2024 (b)	1,000,000	1,077,160
		8,794,402
Connecticut 2.7%
Greenwich, CT, Multi-Family Housing Revenue, 6.35%, 9/1/2027	2,000,000	2,046,760
Mashantucket, CT, Sports, Expo & Entertainment Revenue, Mashantucket Western Pequot Tribe:
Series B, 144A, Zero Coupon, 9/1/2017	2,000,000	1,075,360
Series B, 144A, Zero Coupon, 9/1/2018	1,000,000	507,170
		3,629,290
District of Columbia 0.8%
District of Columbia, Core City General Obligation, Series A, 5.0%, 6/1/2018 (b)	1,000,000	1,054,160
Florida 6.6%
Florida, Industrial Development Revenue, Capital Travel Agency, Seminole Tribe Convention, Series A, 10.0%, 10/1/2033	2,000,000	2,224,380
Hillsborough County, FL, Industrial Development Revenue, University Community Hospital Project, Series A, 5.625%, 8/15/2023	2,000,000	2,077,380
Miami Beach, FL, Health Facilities Authority Hospital Revenue, Mount Sinai Medical Center, 144A, 6.75%, 11/15/2029	1,600,000	1,796,816
Nassau County, FL, ICF/MR-Intercare Facilities Mentally Retarded Revenue, GF/Amelia Island Properties Project, Series A, 9.75%, 1/1/2023	1,845,000	1,866,974
Orlando, FL, Special Assessment Revenue, Conroy Road Interchange Project, Series A, 5.8%, 5/1/2026	1,000,000	1,012,070
		8,977,620
Georgia 1.2%
Americus-Sumter County, GA, Hospital & Healthcare Revenue, Hospital Authority, South Georgia Methodist, Series A, 6.375%, 5/15/2029	1,250,000	1,268,462
Burke County, GA, Development Authority Pollution Control Revenue, Oglethorpe Power Corp., 2.99%*, 1/1/2022 (b)	365,000	365,000
		1,633,462
Hawaii 1.0%
Hawaii, State General Obligation, Lease, Series CU, 5.75%, 10/1/2011 (b)	1,250,000	1,404,112
Illinois 10.2%
Chicago, IL, Core City General Obligation, Board of Education, Series A, 5.75%, 12/1/2017 (b)	1,380,000	1,558,089
Illinois, Core City General Obligation, 5.0%, 6/1/2019 (b)	3,000,000	3,239,910
Illinois, Hospital & Healthcare Revenue, 6.75%, 2/15/2016	2,180,000	2,423,506
Illinois, State General Obligation, Prerefunded, 6.0%, 1/1/2013 (b)	3,315,000	3,727,983
Illinois, Upper River Valley Development Authority, Solid Waste Disposal Revenue, Waste Recovery Project, AMT, 5.9%, 2/1/2014	1,615,000	1,641,260
University Park, IL, Sales & Special Tax Revenue, Governors Gateway Industrial Park, 8.5%, 12/1/2011	1,240,000	1,267,230
		13,857,978
Indiana 2.2%
Indiana, Senior Care Revenue, Health Facilities Finance Authority, Franciscan Eldercare Community Services, 5.875%, 5/15/2029	3,000,000	2,930,220
Iowa 0.8%
Lake City, IA, Senior Care Revenue, Health Care Facility, Opportunity Living Project, 144A, 6.45%, 5/1/2011	1,050,000	1,075,778
Kansas 2.0%
Manhattan, KS, Senior Care Revenue, Meadowlark Hills Retirement, Series A, 6.5%, 5/15/2028	500,000	516,185
Overland Park, KS, Industrial Development Revenue, Development Corp., Series A, 7.375%, 1/1/2032	2,000,000	2,194,240
		2,710,425
Kentucky 0.8%
Kentucky, Hospital & Healthcare Revenue, Economic Development Finance Authority, Norton Healthcare, Inc., Series A, 6.625%, 10/1/2028	1,000,000	1,107,830
Louisiana 2.4%
Morehouse Parish, LA, Pollution Control Revenue, International Paper Co. Project, Series A, 5.25%, 11/15/2013	3,000,000	3,236,820
Maryland 7.7%
Anne Arundel County, MD, General Obligation, National Business Park Project, Prerefunded, 144A, 7.375%, 7/1/2028	1,000,000	1,213,310
Anne Arundel County, MD, Revenue Lease, Arundel Mills Project, Prerefunded, 7.1%, 7/1/2029	1,500,000	1,758,990
Maryland, Higher Education Revenue, Collegiate Housing Foundation:
Series A, 5.75%, 6/1/2019	1,000,000	1,055,810
Series A, 5.75%, 6/1/2031	1,000,000	1,039,780
Maryland, Hospital & Healthcare Revenue, University of Maryland Medical System, 6.75%, 7/1/2030	1,000,000	1,128,820
Maryland, Project Revenue, Economic Development Corp., Chesapeake Bay, Series B, 7.625%, 12/1/2022	4,000,000	4,250,120
		10,446,830
Massachusetts 7.9%
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Civic Investments, Series A, 9.0%, 12/15/2015	2,000,000	2,321,500
Massachusetts, Hospital & Healthcare Revenue, Partners Healthcare System, Series C, 5.75%, 7/1/2032	1,000,000	1,101,210
Massachusetts, Industrial Development Revenue, Development Finance Agency, Series A, 7.1%, 7/1/2032	1,980,000	2,002,651
Massachusetts, Project Revenue, Health & Educational Facilities Authority, Jordan Hospital, Series E, 6.75%, 10/1/2033	1,790,000	1,985,110
Massachusetts, State General Obligation, Consolidated Loan:
Series B, Prerefunded, 5.0%, 4/1/2016 (b)	915,000	971,566
Series B, 5.0%, 4/1/2016 (b)	2,260,000	2,399,713
		10,781,750
Michigan 3.7%
Kalamazoo, MI, Industrial Development Revenue, Economic Development Corp., Series A, 7.5%, 5/15/2029	2,000,000	2,087,700
Saginaw, MI, Hospital & Healthcare Revenue, Hospital Finance Authority, Covenant Medical Center, Series F, 6.5%, 7/1/2030	1,000,000	1,102,930
Tawas City, MI, Hospital Finance Authority, St. Joseph Health Services:
Series A, ETM, 5.6%, 2/15/2013	345,000	369,978
Series A, ETM, 5.75%, 2/15/2023	1,300,000	1,405,027
		4,965,635
Missouri 2.8%
St. Louis, MO, Industrial Development Authority Revenue, St. Louis Convention:
AMT, Series A, 6.875%, 12/15/2020	1,000,000	762,270
AMT, Series A, 7.2%, 12/15/2028	2,000,000	1,524,340
St. Louis, MO, Special Assessment Revenue, Scullin Redevelopment Area, Series A, 10.0%, 8/1/2010	1,350,000	1,541,254
		3,827,864
Nebraska 0.0%
Nebraska, Single Family Housing Revenue, Investment Finance Authority, AMT, Series A, 6.7%, 9/1/2026	65,000	66,466
Nevada 1.6%
Las Vegas, NV, Transportation/Tolls Revenue, Las Vegas Monorail Project, 7.375%, 1/1/2030	2,000,000	2,106,560
Nevada, Single Family Housing Revenue, AMT, Series C, 6.5%, 4/1/2028	95,000	97,944
		2,204,504
New Hampshire 3.4%
New Hampshire, Higher Education Revenue, Health & Educational Facilities Authority, New Hampshire College Issue, 7.4%, 1/1/2023	1,000,000	1,118,800
New Hampshire, Hospital & Healthcare Revenue, Rivermead at Peterborough Retirement Community, 5.75%, 7/1/2028	1,500,000	1,492,320
New Hampshire, Senior Care Revenue, Higher Education Revenue, Havenwood Heritage Heights, 7.45%, 1/1/2025	2,000,000	2,063,080
		4,674,200
New Jersey 5.4%
New Jersey, Economic Development Authority Revenue, Cigarette Tax, 5.75%, 6/15/2034	290,000	310,773
New Jersey, Economic Development Authority Revenue, Motor Vehicle Surplus Revenue:
Series A, 5.0%, 7/1/2022 (b)	1,430,000	1,540,796
Series A, 5.0%, 7/1/2023 (b)	1,770,000	1,902,945
New Jersey, Higher Education Revenue, Education Facilities Authority, Caldwell College, Series A, 7.25%, 7/1/2025	1,825,000	1,863,069
New Jersey, Resource Recovery Revenue, Tobacco Settlement Financing Corp., 5.75%, 6/1/2032	1,665,000	1,685,546
		7,303,129
New Mexico 2.1%
Farmington, NM, Pollution Control Revenue, 5.8%, 4/1/2022	2,750,000	2,830,300
New York 13.3%
Nassau County, NY, Hospital & Healthcare Revenue, 6.0%, 8/1/2016 (b)	2,825,000	3,208,946
Nassau County, NY, Project Revenue, North Shore Healthcare Systems Project, Series B, 5.875%, 11/1/2011	760,000	837,071
New York, Core City General Obligation, Series C, 7.0%, 2/1/2010	315,000	317,022
New York, Sales & Special Tax Revenue, Metropolitan Transportation Authority, Series A, Prerefunded, 5.125%, 4/1/2019 (b)	1,450,000	1,635,542
New York, Sales & Special Tax Revenue, Transitional Finance Authority, Series B, 6.0%, 11/15/2013	490,000	561,344
New York, State General Obligation Lease, Higher Education Revenue, Dormitory Authority, State University, Prerefunded, 5.125%, 5/15/2021 (b)	1,880,000	1,983,645
New York, Transitional Finance Authority, Series B, Prerefunded, 6.0%, 11/15/2013	1,510,000	1,729,856
New York, Transportation/Tolls Revenue, Triborough Bridge and Tunnel Authority Systems, ETM, Series Y, 6.0%, 1/1/2012	5,000,000	5,677,550
New York City, NY, Industrial Development Agency Revenue, Liberty-7, World Trade Center, Series A, 6.25%, 3/1/2015	2,000,000	2,058,900
		18,009,876
North Carolina 1.9%
North Carolina, Electric Revenue, Municipal Power Agency:
Series C, 5.375%, 1/1/2017	1,000,000	1,071,240
Series B, 6.375%, 1/1/2013	1,300,000	1,455,428
		2,526,668
North Dakota 0.8%
Grand Forks, ND, Hospital & Healthcare Revenue, Altru Health Care System, 7.125%, 8/15/2024	1,000,000	1,114,230
Pennsylvania 6.6%
Montgomery County, PA, Industrial Development Authority Revenue, Whitemarsh Continental Care Project, 6.25%, 2/1/2035	600,000	625,116
Montgomery County, PA, Senior Care Revenue, Higher Education & Health Authority, Philadelphia Geriatric Center, Series A, 7.25%, 12/1/2027	2,000,000	2,119,700
Pennsylvania, Higher Educational Facilities Authority Revenue, Philadelphia College of Textiles and Science, 6.7%, 4/1/2014	2,000,000	2,075,340
Pennsylvania, Hospital & Healthcare Revenue, Economic Development Financing Authority, UPMC Health System, Series A, 6.0%, 1/15/2031	750,000	833,820
Pennsylvania, St. Mary Hospital Authority, Health Systems Revenue, Catholic Health East, Series B, 5.5%, 11/15/2024	1,465,000	1,579,710
Philadelphia, PA, Redevelopment Authority Revenue, First Lien Mortgage, Series A, 6.5%, 1/1/2029	646,100	670,109
Westmoreland County, PA, Senior Care Revenue, Industrial Development Authority, Health Care Facilities-Redstone, Series B, 8.125%, 11/15/2030	1,000,000	1,106,790
		9,010,585
Rhode Island 1.5%
Rhode Island, Special Assessment Revenue, Series A, 6.125%, 6/1/2032	2,000,000	2,041,000
South Carolina 7.1%
South Carolina, Hospital & Healthcare Revenue, Jobs Economic Development Authority, Bon Secours Health Systems, Inc., Series A, 5.625%, 11/15/2030	2,000,000	2,128,880
South Carolina, Hospital & Healthcare Revenue, Jobs Economic Development Authority, Palmetto Health Alliance:
Series C, 7.0%, 8/1/2030	1,545,000	1,792,540
Series A, Prerefunded, 7.375%, 12/15/2021	1,000,000	1,226,850
South Carolina, Transportation/Tolls Revenue, Series A, 5.375%, 10/1/2024 (b)	4,150,000	4,501,090
		9,649,360
South Dakota 1.6%
South Dakota, Hospital & Healthcare Revenue, Sioux Valley Hospital, Series E, 5.375%, 11/1/2024	2,000,000	2,123,620
Tennessee 2.2%
Clarksville, TN, Public Building Authority Revenue, Pooled Financing, 2.98%*, 1/1/2033, Bank of America NA (c)	600,000	600,000
Johnson City, TN, Hospital & Healthcare Revenue, Health & Educational Facilities Board Hospital, Series A, 7.5%, 7/1/2033	2,000,000	2,396,020
		2,996,020
Texas 21.2%
Abilene, TX, Senior Care Revenue, Health Facilities Development, Sears Methodist Retirement Facilities, Series A, 5.9%, 11/15/2025	2,500,000	2,514,950
Austin, TX, Project Revenue, Bergstrom Landhost Enterprises, Inc. Airport Hotel Project, Series A, 6.75%, 4/1/2027	1,995,000	945,131
Crowley, TX, School District General Obligation, 5.125%, 8/1/2025	4,000,000	4,121,320
Hidalgo County, TX, Hospital & Healthcare Revenue, Mission Hospital, Inc. Project, 6.75%, 8/15/2016	2,000,000	2,175,080
Houston, TX, General Obligation:
Prerefunded, Series A, 5.0%, 3/1/2016	1,365,000	1,438,997
5.0%, 3/1/2016	1,635,000	1,704,569
Houston, TX, School District General Obligation, Series A, 5.0%, 2/15/2024	2,000,000	2,095,500
Houston, TX, Transportation/Tolls Revenue, Special Facilities, Continental Airlines, Inc., AMT, Series E, 6.75%, 7/1/2029	2,000,000	1,799,680
Tarrant County, TX, Hospital & Healthcare Revenue, Health Facilities Development Corp., 6.7%, 11/15/2030	1,000,000	1,108,180
Texas, Electric Revenue, Lower Colorado River Authority, Series B, 6.0%, 5/15/2013 (b)	5,000,000	5,553,400
Texas, Industrial Development Revenue, Waste Disposal Authority, AMT, Series A, 6.1%, 8/1/2024	1,000,000	1,073,330
Travis County, TX, Hospital & Healthcare Revenue, Ascension Health Credit, Series A, 6.0%, 11/15/2012 (b)	3,860,000	4,285,372
		28,815,509
Utah 0.0%
Utah, Single Family Housing Revenue, Housing Finance Agency, AMT, Series B2, 6.65%, 7/1/2026	45,000	45,103
Virgin Islands 2.5%
Virgin Islands, Sales & Special Tax Revenue, Public Finance Authority, Series A, 6.375%, 10/1/2019	3,000,000	3,426,120
Virginia 1.6%
Fairfax County, VA, Hospital & Healthcare Revenue, Economic Development Authority, Greenspring Retirement Community, Series A, 7.25%, 10/1/2019	2,000,000	2,120,960
Washington 0.5%
Washington, State Health Care Facilities Authority Revenue, Providence Services, Series A, 2.98%*, 12/1/2030 (b)	700,000	700,000
West Virginia 1.7%
West Virginia, Hospital & Healthcare Revenue, Hospital Finance Authority, Charleston Medical Center, Series A, 6.75%, 9/1/2022	390,000	436,882
West Virginia, Hospital Finance Authority, Charleston Medical Center, Prerefunded, 6.75%, 9/1/2022	1,610,000	1,900,718
		2,337,600
Wisconsin 2.0%
Wisconsin, Hospital & Healthcare Revenue, Health & Education Facilities Authority, Aurora Health Care, Inc.:
Series A, 5.6%, 2/15/2029	1,000,000	1,035,390
6.875%, 4/15/2030	1,000,000	1,150,680
Wisconsin, Hospital & Healthcare Revenue, Memorial Hospital Oconomowoco Project, Prerefunded, 6.35%, 7/1/2017	600,000	601,548
		2,787,618
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $185,628,899) (a)	149.0	202,373,379
Other Assets and Liabilities, Net	2.5	3,429,067
Preferred Stock, at Redemption Value	(51.5)	(70,000,000)
Net Assets Applicable to Common Shareholders	100.0	135,802,446

* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rate as of May 31, 2005.

(a) The cost for federal income tax purposes was $185,150,590. At May 31, 2005, net unrealized appreciation for all securities based on tax cost was $17,222,789. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $18,996,884 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,774,095.

(b) Bond is insured by one of these companies:

Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group	2.4
Financial Guaranty Insurance Company	2.8
Financial Security Assurance Inc.	5.1
MBIA Corp.	10.0

(c) Security incorporates a letter of credit from a major bank.

AMT: Subject to alternative minimum tax

ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized by US Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2005 (Unaudited)
Assets
Investments in securities, at value (cost $185,628,899)	$ 202,373,379
Cash	61,238
Receivable for investments sold	80,000
Interest receivable	3,530,429
Other assets	4,704
Total assets	206,049,750
Liabilities
Dividends payable	98,442
Accrued management fee	103,478
Other accrued expenses and payables	108,319
Total liabilities	310,239
Preferred shares, at redemption value	70,000,000
Net assets applicable to common shareholders	$ 135,739,511
Net Assets
Net assets applicable to common shareholders consist of: Undistributed net investment income	1,829,863
Net unrealized appreciation (depreciation) on investments	16,744,480
Accumulated net realized gain (loss)	(3,371,392)
Paid-in capital	120,536,560
Net assets applicable to common shareholders	$ 135,739,511
Net Asset Value
Net Asset Value, per common share ($135,739,511 ÷ 10,876,294 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.48

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended May 31, 2005 (Unaudited)
Investment Income
Income: Interest	$ 6,040,002
Expenses: Management fee	612,120
Services to shareholders	20,391
Custodian fees	3,406
Auditing	25,288
Legal	11,912
Trustees' fees and expenses	13,501
Reports to shareholders	83,160
Auction agent fee	99,579
Stock exchange listing fees	9,731
Other	36,590
Total expenses, before expense reductions	915,678
Expense reductions	(1,409)
Total expenses, after expense reductions	914,269
Net investment income	5,125,733
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	68,427
Net unrealized appreciation (depreciation) during the period on investments	2,835,247
Net gain (loss) on investment transactions	2,903,674
Dividends on preferred shares	(741,357)
Net increase (decrease) in net assets resulting from operations	$ 7,288,050

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended May 31, 2005 (Unaudited)	Year Ended November 30, 2004
Operations: Net investment income	$ 5,125,733	$ 10,618,828
Net realized gain (loss) on investment transactions	68,427	(150,392)
Net unrealized appreciation (depreciation) on investment transactions during the period	2,835,247	430,552
Dividends on preferred shares	(741,357)	(828,120)
Net increase (decrease) in net assets resulting from operations	7,288,050	10,070,868
Distributions to common shareholders from: Net investment income	(4,888,576)	(9,712,693)
Fund share transactions: Net proceeds from shares issued to common shareholders in reinvestment of distributions	315,186	564,302
Net increase (decrease) in net assets from Fund share transactions	315,186	564,302
Increase (decrease) in net assets	2,714,660	922,477
Net assets at beginning of period	133,024,851	132,102,374
Net assets at end of period (including undistributed net investment income of $1,829,863 and $2,334,063, respectively)	$ 135,739,511	$ 133,024,851
Other Information
Common shares outstanding at beginning of period	10,850,831	10,805,100
Shares issued to common shareholders in reinvestment of distributions	25,463	45,731
Common shares outstanding at end of period	10,876,294	10,850,831

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended November 30,	2005[a]	2004	2003	2002[b]	2001[c]	2000[c]
Selected Per Share Data
Net asset value, beginning of period	$ 12.26	$ 12.23	$ 11.84	$ 11.83	$ 11.37	$ 11.31
Income (loss) from investment operations: Net investment income[d]	.47	.98	.99	1.01	1.01	1.01
Net realized and unrealized gain (loss) on investment transactions	.27	.03	.34	(.13)	.40	.13
Dividends on preferred shares (common share equivalent): From net investment income	(.07)	(.08)	(.07)	(.09)	(.20)	(.27)
Total from investment operations	.67	.93	1.26	.79	1.21	.87
Less distributions from: Net investment income to common shareholders	(.45)	(.90)	(.87)	(.78)	(.75)	(.75)
Net realized gains on investment transactions to common shareholders	—	—	—	—	—	(.06)
Total distributions to common shareholders	(.45)	(.90)	(.87)	(.78)	(.75)	(.81)
Net asset value, end of period	$ 12.48	$ 12.26	$ 12.23	$ 11.84	$ 11.83	$ 11.37
Market value, end of period	$ 13.23	$ 12.38	$ 12.62	$ 11.78	$ 12.01	$ 10.51
Total Return
Based on net asset value (%)[e]	5.55**	7.98	10.85	7.00	10.98	8.63
Based on market value (%)[e]	10.81**	5.58	15.16	4.86	21.78	10.13

Years Ended November 30, (continued)	2005[a]	2004	2003	2002[b]	2001[c]	2000[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	136	133	132	127	127	122
Ratio of expenses (%) (based on net assets of common shares)	1.32*	1.25	1.28	1.32	1.26	1.50
Ratio of expenses (%) (based on net assets of common and preferred shares)	.87*	.82	.83	.86	.81	.95
Ratio of net investment income (loss) (%) (based on net assets of common shares)	7.67*	8.03	8.26	8.49	8.55	9.07
Ratio of net investment income (loss) (%) (based on net assets of common and preferred shares)	5.05*	5.25	5.36	5.48	5.52	5.73
Portfolio turnover rate (%)	15*	15	14	7	15	33
Preferred shares information at end of period: Aggregate amount outstanding ($ millions)	70	70	70	70	70	70
Asset coverage per share ($)[f]	73,478	72,500	72,200	70,500	70,400	69,000
Liquidation and market value per share ($)	25,000	25,000	25,000	25,000	25,000	25,000

[a] For the six months ended May 31, 2005 (Unaudited).

[b] As required, effective December 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended November 30, 2002 was to increase net investment income by $.01, decrease net realized and unrealized gain (loss) per share by $.01, and increase the ratio of net investment income to average net assets from 8.42% to 8.49%. Per share data and ratios for periods prior to December 1, 2001 have not been restated to reflect this change in presentation.

[c] In 2001 the Fund changed its method of classifying preferred shares.

[d] Based on average common shares outstanding during the period.

[e] Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

[f] Asset coverage per share equals net assets of common shares plus the redemption value of the preferred shares divided by the total number of preferred shares outstanding at the end of the period.

* Annualized

** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Strategic Municipal Income Trust (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the average of the means based on the most recent bid quotation and asked or evaluated price obtained from two broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At November 30, 2004, the Fund had a net tax basis capital loss carryforward of approximately $3,780,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2008 ($260,000), November 30, 2010 ($170,000), November 30, 2011 ($3,165,000) and November 30, 2012 ($185,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Net investment income of the Fund, if any, is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions, will be determined at the end of the current fiscal year.

Preferred Shares. The Fund has issued and outstanding 2,800 Series T municipal auction rate cumulative preferred shares, each at a liquidation value of $25,000 per share. The preferred shares are senior to and have certain class specific preferences over the common shares. The dividend rate on each series is set through an auction process, and the dividends are generally paid every 7 days. The auction agent will pay each broker-dealer a service charge from funds provided by the Fund (auction agent fee). The 1940 Act requires that the preferred shareholders of the Fund, voting as a separate class, have the right to: a) elect at least two trustees at all times, and b) elect a majority of the trustees at any time when dividends on the preferred shares are unpaid for two full years. Unless otherwise required by law or under the terms of the preferred shares designation statement, each preferred share is entitled to one vote and preferred shareholders will vote together with common shareholders as a single class and have the same voting rights.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the six months ended May 31, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $16,298,110 and $16,612,652, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.60% of the Fund's average weekly net assets, of common shares plus the value of preferred shares, at redemption value, computed and accrued daily and payable monthly.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between SISC and DST systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended May 31, 2005, the amount charged to the Fund by SISC aggregated $12,938, of which $6,813 is unpaid at May 31, 2005.

Typesetting and Filing Fees. Under an agreement with Deutsche Investment Management Americas Inc. ("DeIM"), an indirect, wholly owned subsidiary of Deutsche Bank AG, DeIM is compensated for providing typesetting and regulatory filing services to the Fund. For the year ended May 31, 2005, the amount charged to the Fund by DeIM included in the reports to shareholders aggregated $9,600, of which $4,800 is unpaid at May 31, 2005.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Insurance Brokerage Commissions. The Fund paid insurance premiums to an unaffiliated insurance broker in 2002 and 2003. This broker in turn paid a portion of its commissions to an affiliate of the Advisor, which performed certain insurance brokerage services for the broker. The Advisor has reimbursed the Fund for the portion of commissions (plus interest) paid to the affiliate of the Advisor attributable to the premiums paid by the Fund. The amounts for 2002 and 2003 were $49 and $41, respectively.

D. Expense Reductions

For the six months ended May 31, 2005, the Advisor agreed to reimburse the Fund $1,082, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into arrangements with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended May 31, 2005, the Fund's custodian fees were reduced by $327 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Fund, the Fund's investment advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the applicable Funds against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Fund or the investment advisor ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Fund against the Fund, their directors and officers, the Fund's investment advisor and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the applicable Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, the Fund's investment advisor has also agreed, subject to applicable law and regulation, to indemnify the applicable Funds' Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. The applicable investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the applicable Fund's Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Fund or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee's duties as a director or trustee of the Fund as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by the Fund's investment advisor will survive the termination of the investment management agreements between the applicable investment advisor and the Fund.

Dividend Reinvestment Plan

A. Participation

We invite you to review the description of the Dividend Reinvestment Plan (the ``Plan'') which is available to you as a shareholder of Scudder Strategic Municipal Income Trust (the ``Fund''). If you wish to participate and your shares are held in your own name, simply contact Scudder Investments Service Company, whose address and phone number are provided in Paragraph E, for the appropriate form. If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them. Shareholders who so elect will be deemed to have appointed UMB Bank, N.A. ("United Missouri Bank" or "UMB") as their agent and as agent for the Fund under the Plan.

B. Dividend Investment Account

The Fund's transfer agent and dividend disbursing agent or its delegate (the ``Transfer Agent'') will establish a Dividend Investment Account (the ``Account'') for each shareholder participating in the Plan. The Transfer Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the ``Shares'') of the Fund registered in the participant's name on the books of the Fund; and (b) cash dividends and capital gains distributions paid on Shares registered in the name of the Transfer Agent but credited to the participant's Account. Sources described in clauses (a) and (b) of the preceding sentence are hereinafter called ``Distributions.''

C. Investment of Distribution Funds Held in Each Account

If on the record date for a Distribution (the ``Record Date''), Shares are trading at a discount from net asset value per Share (according to the evaluation most recently made on Shares of the Fund), funds credited to a participant's Account will be used to purchase Shares (the ``Purchase''). UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date (``Payment Date'' as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the Fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment Date, Shares valued at net asset value per Share on the Record Date to the Transfer Agent in the aggregate amount of the funds credited to the participants' accounts.

D. Voluntary Cash Contributions

A participant may from time to time make voluntary cash contributions to his Account by sending to Transfer Agent a check or money order, payable to Transfer Agent, in a minimum amount of $100 with appropriate accompanying instructions. (No more than $500 may be contributed per month.) Transfer Agent will inform UMB of the total funds available for the purchase of Shares and UMB will use the funds to purchase additional Shares for the participant's Account the earlier of: (a) when it next purchases Shares as a result of a Distribution or (b) on or shortly after the first day of each month and in no event more than 30 days after such date except when temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities laws. Cash contributions received more than fifteen calendar days or less than five calendar days prior to a Payment Date will be returned uninvested. Interest will not be paid on any uninvested cash contributions. Participants making voluntary cash investments will be charged a $.75 service fee for each such investment and will be responsible for their pro rata share of brokerage commissions.

E. Additional Information

Address all notices, correspondence, questions, or other communication regarding the Plan, or if you would like a copy of the Plan, to:

Scudder Investments Service Company
P.O. Box 219066
Kansas City, Missouri 64121-9066
1-800-294-4366

F. Adjustment of Purchase Price

The Fund will increase the price at which Shares may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

G. Determination of Purchase Price

The cost of Shares and fractional Shares acquired for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph H hereof, of the Shares acquired by UMB in connection with that Purchase. Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after the Transfer Agent has received or UMB has purchased Shares. The Transfer Agent may mingle the cash in a participant's account with similar funds of other participants of the Fund for whom UMB acts as agent under the Plan.

H. Brokerage Charges

There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions. Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

I. Service Charges

There is no service charge by the Transfer Agent or UMB to shareholders who participate in the Plan other than service charges specified in Paragraphs D and M hereof. However, the Fund reserves the right to amend the Plan in the future to include a service charge.

J. Transfer of Shares Held by Agent

The Transfer Agent will maintain the participant's Account, hold the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to the Transfer Agent. Upon request to the Transfer Agent, a certificate for any or all full Shares in a participant's Account will be sent to the participant.

K. Shares Not Held in Shareholder's Name

Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

L. Amendments

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid, subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution, except when such amendment is necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, in which case such amendment shall be effective as soon as practicable. The amendment shall be deemed to be accepted by each participant unless, prior to the effective date thereof, the Transfer Agent receives notice of the termination of such participant's account under the Plan in accordance with the terms hereof. The Plan may be terminated by the Fund.

M. Withdrawal from Plan

Shareholders may withdraw from the Plan at any time by giving the Transfer Agent a written notice. If the proceeds are $100,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Transfer Agent provided the notice is received by the Transfer Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph L hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, the Transfer Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

N. Tax Implications

Shareholders will receive tax information annually for personal records and to assist in preparation of their Federal income tax returns. If Shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

Shareholder Meeting Results

The Annual Meeting of Shareholders of Scudder Strategic Municipal Income Trust (the "fund") was held on May 25, 2005. The following matters were voted upon by the shareholders of said fund (the resulting votes are presented below):

1. To elect nine individuals to constitute the Board of Trustees of the fund.

	Number of Votes:
	For	Withheld
John W. Ballantine	9,728,148	98,840
Donald L. Dunaway	9,719,413	107,575
James R. Edgar	9,727,861	102,239
Paul K. Freeman	9,724,749	102,239
Robert B. Hoffman	9,717,798	109,190
William McClayton	9,728,898	98,090
Shirley D. Peterson	9,727,511	99,477
William N. Shiebler	2,701	18
Robert H. Wadsworth	2,701	18

2. To ratify the selection of Ernst & Young LLP as the Independent Registered Public Accounting Firm for the fund.

Number of Votes:
For	Against	Abstain
9,753,042	27,594	46,353
Additional Information

Changes in Trustees and Officers

Lewis A. Burnham and John G. Weithers retired from the Board of Trustees effective May 25, 2005 in connection with the fund's Annual Meeting of Shareholders.

On May 11, 2005, the Board of Trustees appointed Scott M. McHugh as Assistant Treasurer of the fund. Kevin Gay and Salvatore Schiavone resigned as Assistant Treasurers of the fund in connection with their resignation as Vice President and Director, respectively, of Deutsche Asset Management.

Additional Information (continued)

Automated Information Lines	Scudder Closed-End Fund Info Line (800) 349-4281
Web Sites	www.scudder.com or visit our Direct Link: www.cef.scudder.com Obtain monthly fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Investment Management Americas Inc. 222 South Riverside Chicago, IL 60606
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Legal Counsel	Vedder, Price, Kaufman & Kammholz, P.C. 222 North LaSalle Street Chicago, IL 60601
Dividend Reinvestment Plan Agent	UMB Bank P.O. Box 410064 Kansas City, MO 64141-0064
Shareholder Service Agent	Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian and Transfer Agent	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110
Independent Registered Public Accounting Firm	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
NYSE Symbol	KSM
CUSIP Number	811234-103
Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2004

Notes

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

         Period                  Total Number of Shares   Average Price Paid
                                      Purchased               Per Share
December 1- December 31, 2004            N/A                     N/A
January 1- January 31, 2005              N/A                     N/A
February 1-February 28, 2005             N/A                     N/A
March 1- March 31, 2005                  N/A                     N/A
April 1- April 30, 2005                  N/A                     N/A
May 1- May 31, 2005                      N/A                     N/A

                                  Purchased as Part of    Shares they May Yet be
         Period                  Publicly Announced       Purchased under the
                                 Plans or Programs        Plans or Programs
December 1- December 31, 2004            N/A                    N/A
January 1- January 31, 2005              N/A                    N/A
February 1-February 28, 2005             N/A                    N/A
March 1- March 31, 2005                  N/A                    N/A
April 1- April 30, 2005                  N/A                    N/A
May 1- May 31, 2005                      N/A                    N/A

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Strategic Municipal Income Trust

By:                                 /s/Julian Sluyters
                                    ------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               August 2, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Strategic Municipal Income Trust

By:                                 /s/Julian Sluyters
                                    ------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               August 2, 2005

By:                                 /s/Paul Schubert
                                    ----------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               August 2, 2005